                                                                      EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statement No. 33-17366 of United Companies Financial Corporation on Form S-8 of our report dated June 21, 1996, appearing in this Annual Report on Form 11-K of United Companies Financial Corporation Employees' Savings Plan for the year ended December 31, 1995.




/s/  DELOITTE & TOUCHE LLP

Baton Rouge, Louisiana
June 27, 1996





                                       17